Exhibit 15

TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the “Company”), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for TIC Separate Account Thirteen for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 2002.

/s/	George C. Kokulis
Director, President and Chief Executive Officer
The Travelers Insurance Company

TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer and Chief Accounting Officer of The Travelers Insurance Company (hereafter the “Company”), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for TIC Separate Account Thirteen for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 2002.

/s/	Glenn D. Lammey
Director, Chief Financial Officer and Chief Accounting Officer
The Travelers Insurance Company

TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Insurance Company (hereafter the “Company”), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for TIC Separate Account Thirteen for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 2002.

/s/	Marla Berman Lewitus
Director
The Travelers Insurance Company

TIC SEPARATE ACCOUNT THIRTEEN FOR VARIABLE ANNUITIES

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, KATHLEEN L. PRESTON of South Windsor, Connecticut, a Director of The Travelers Insurance Company (hereafter the “Company”), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for TIC Separate Account Thirteen for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 2002.

/s/	Kathleen L. Preston
Director
The Travelers Insurance Company